                                 SCHEDULE 14A
                                (Rule 14a-101)
                    Information Required in Proxy Statement
                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Under Rule 14a-12

UAM Funds, Inc. - SEC File Nos. 33-25355, 811-5683
(Name of Registrant as Specified In Its Charter)

__________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)   Proposed maximum aggregate value of transaction:

5)   Total fee paid:

[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

                                UAM Funds, Inc.
                       Funds for the Informed InvestorSM
                           One Freedom Valley Drive
                         Oaks, Pennsylvania 19456-1100
                                1-877-826-5465

February 7, 2002


Dear Shareholder:

I am writing to all shareholders of the McKee Small Cap Equity Portfolio and McKee International Equity Portfolio (each, a "Portfolio," and together, the "Portfolios") to inform you of a special meeting of shareholders to be held on March 22, 2002. Before that special meeting, I would like your vote on the important issues affecting the Portfolios as described in the attached proxy statement (the "Proxy Statement"). This is a very important meeting that has been called to consider proposals requiring your vote as a shareholder.

The Proxy Statement includes a proposal relating to the approval of a new investment advisory agreement for each Portfolio. More specific information about the proposals are contained in the Proxy Statement, which you should consider carefully.

The Board of Directors of UAM Funds, Inc. has unanimously approved the proposal for each Portfolio and recommends that you vote FOR each proposal described within this document.

I realize that this Proxy Statement will take time to review, but your vote is very important. Please familiarize yourself with the proposal presented and vote by signing and returning your proxy card in the enclosed postage-paid envelope today or by visiting the website www.proxyvote.com.

If we do not receive your completed proxy card after several weeks, you may be contacted by a representative of the UAM Funds, Inc. who will remind you to vote your shares.

We thank you for taking this matter seriously and participating in this important process.

Sincerely,

Scott Powers
Chairman

                      IMPORTANT NEWS FOR SHAREHOLDERS OF
                     THE MCKEE SMALL CAP EQUITY PORTFOLIO
                   AND MCKEE INTERNATIONAL EQUITY PORTFOLIO

While we encourage you to read the full text of the enclosed proxy statement (the "Proxy Statement"), here is a brief overview of the matters affecting the McKee Small Cap Equity Portfolio and McKee International Equity Portfolio (each, a "Portfolio," and together, the "Portfolios") that require a shareholder vote.

                         Q & A: QUESTIONS AND ANSWERS

Q. What Is Happening?

A. On September 26, 2000, United Asset Management Corporation ("UAM"), formerly the parent company of C.S. McKee & Co., Inc. ("McKee"), the Portfolios' investment adviser, was acquired by Old Mutual plc ("Old Mutual") via a merger between OM Acquisition Corp., a wholly owned subsidiary of Old Mutual, and UAM. UAM subsequently changed its name to Old Mutual (US) Holdings Inc. ("Old Mutual US").

  Following the acquisition of UAM, certain officers of McKee proposed to acquire McKee's investment advisory business from Old Mutual US. In order for such officers to acquire the investment advisory business, they formed C.S. McKee, L.P., a Pennsylvania limited partnership ("New Company") in December, 2001. New Company then purchased the investment advisory business (the "McKee Transaction"). The McKee Transaction was consummated on January 10, 2002.

  The following pages give you additional information about the McKee Transaction and the matters on which you are being asked to vote. The Board of Directors of UAM Funds, Inc. ("UAM Funds"), including those who are not affiliated with UAM Funds, Old Mutual US, Old Mutual, McKee or their respective affiliates unanimously recommend that you vote FOR each proposal.

Q. Why Did You Send Me This Booklet?

A. You are receiving these proxy materials--a booklet that includes the Proxy Statement and a proxy card or cards--because you have the right to vote on important proposals concerning your investments in the McKee Small Cap Equity Portfolio and/or McKee International Equity Portfolio, each a Portfolio of UAM Funds.

Q. Why Are Multiple Proxy Cards Enclosed?

A. If you own shares of both the McKee Small Cap Equity Portfolio and McKee International Equity Portfolio you will receive a card for each Portfolio.

Q. Why Am I Being Asked To Vote On a Proposed New Advisory Agreement(s)?

A. The Investment Company Act of 1940 (the "1940 Act"), which regulates investment companies such as UAM Funds, requires a vote whenever there is an assignment of an investment company's investment advisory agreement. Upon an assignment, the advisory agreement between the investment adviser and the investment company terminates. The McKee Transaction constituted an "assignment" of each Portfolio's investment advisory agreement as that term is defined in the 1940 Act. In anticipation of the McKee Transaction, the Board of Directors of UAM Funds approved interim advisory agreements (each an "Interim Agreement" and together, the "Interim Agreements") under which New Company would continue to serve as investment adviser of each Portfolio following the completion of the McKee Transaction. New Company has served as investment adviser to the Portfolios under these Interim Agreements since January 10, 2002. Compensation earned by New Company under the Interim Agreements, which are currently in place, is being held in interest-bearing escrow accounts for a period of up to 150 days from the termination of the previous advisory agreements. If shareholders of a particular Portfolio approve the proposed advisory agreement, the amounts held in the escrow accounts for that particular Portfolio will be paid to New Company. If shareholders of a particular Portfolio do not approve the proposed advisory agreement, New Company will be paid the lesser of the costs incurred in performing its services under the respective Interim Agreement or the total amount in the relevant escrow account for that particular Portfolio plus interest earned. Except for the time periods covered by the agreements, the provisions relating to the duration of the agreements and the escrow provisions relating to the Interim Agreements, the Interim Agreements and new advisory agreements are identical in all material respects to the investment advisory agreements which existed prior to the McKee Transaction and the Portfolios' advisory fee rates will remain unchanged.

Q. What Happens If The New Advisory Agreement(s) Are Not Approved?

A. If the shareholders of a particular Portfolio do not approve the new advisory agreement with New Company, the Board of Directors will take such further action as they deem in the best interests of the shareholders of the affected Portfolio(s).

Q. How Does The McKee Transaction Affect Me?

A. McKee and New Company have assured the Board of Directors that there will be no reduction in the nature or quality of its services to the Portfolios as a result of the McKee Transaction.

Q. How Does The Portfolios' Board of Directors Recommend That I Vote?

A. After careful consideration, the Board of Directors of UAM Funds, including those Directors who are not affiliated with UAM Funds, Old Mutual US or its affiliated companies, McKee and New Company, recommend that you vote FOR the proposals on the enclosed proxy card(s).

Q. Whom Do I Call For More Information Or To Place My Vote?

A. You may provide UAM Funds with your vote via mail or by visiting the website www.proxyvote.com. If you need more information on how to vote, or if you have any questions, please call your Portfolio's information agent at 1-877-826-5465.

     Your Vote Is Important And Will Help Avoid The Additional Expense Of
                          Another Proxy Solicitation.

                  Thank You For Promptly Recording Your Vote.

                                UAM Funds, Inc.
                           One Freedom Valley Drive
                         Oaks, Pennsylvania 19456-1100
                                1-877-826-5465

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON MARCH 22, 2002

NOTICE IS HEREBY GIVEN that a special meeting (the "Meeting") of shareholders of the McKee Small Cap Equity Portfolio and McKee International Equity Portfolio, each a series of UAM Funds, Inc., will be held on March 22, 2002 at 10:00 a.m. Eastern Time at the offices of UAM Funds Inc.'s administrator, SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456-1100 for the following purposes:

1. To approve a new investment advisory agreement between UAM Funds, Inc., on behalf of the McKee Small Cap Equity Portfolio, and C.S. McKee, L.P. (a form of which is attached to the Proxy Statement as Exhibit A).


2. To approve a new investment advisory agreement between UAM Funds, Inc., on behalf of the McKee International Equity Portfolio, and C.S. McKee, L.P. (a form of which is attached to the Proxy Statement as Exhibit A).


3. To transact any other business that may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on January 25, 2002, are entitled to notice of, and to vote at the Meeting or any adjournments thereof. You are invited to attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy and return it in the accompanying envelope as promptly as possible. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet or in person. You may change your vote even though a proxy has already been returned by written notice to UAM Funds, Inc. by submitting a subsequent proxy using the mail or by voting in person at the Meeting.


By Order of the Board of Directors of UAM Funds, Inc.

Linda T. Gibson
Secretary

Boston, Massachusetts

February 7, 2002

                                UAM Funds, Inc.
                           One Freedom Valley Drive
                         Oaks, Pennsylvania 19456-1100
                                1-877-826-5465

                                PROXY STATEMENT
                      SPECIAL MEETING OF SHAREHOLDERS OF

                       MCKEE SMALL CAP EQUITY PORTFOLIO
                     MCKEE INTERNATIONAL EQUITY PORTFOLIO

                         TO BE HELD ON MARCH 22, 2002

This proxy statement is furnished in connection with the solicitation by the Board of Directors of UAM Funds, Inc. ("UAM Funds") for the special meeting of shareholders of the McKee Small Cap Equity Portfolio and McKee International Equity Portfolio (each, a "Portfolio" and together, the "Portfolios") to be held at the offices of UAM Funds' administrator, SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456-1100 on March 22, 2002 at 10:00 a.m., and all adjournments thereof (the "Meeting"). Shareholders of record at the close of business on January 25, 2002 (the "Record Date"), are entitled to notice of, and to vote at, the Meeting. This proxy statement ("Proxy Statement") and the accompanying notice of Meeting and proxy card are first being mailed to shareholders on or about February 12, 2002.

As used in this Proxy Statement, UAM Funds' Board of Directors is referred to as a "Board," and the term "Director" includes each director of UAM Funds. A Director that is an interested person of UAM Funds is referred to in this Proxy Statement as an "Interested Director." A Director may be an interested person of UAM Funds because he or she is affiliated with one of UAM Funds' investment advisers, Old Mutual (US) Holdings Inc. ("Old Mutual US"), UAM Funds' principal underwriter or any of their affiliates. Directors that are not interested persons of UAM Funds are referred to in this Proxy Statement as "Independent Directors."


SUMMARY OF PROPOSAL REQUIRING SHAREHOLDER VOTE
-------------------------------------------------------------------------------

  The Board intends to bring before the Meeting the matters set forth in the foregoing notice. If you wish to participate in the Meeting you may submit the proxy card or cards included with this Proxy Statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet or in person. At any time before the Meeting, you may change your vote even though a proxy has already been returned by submitting a subsequent proxy by mail, by Internet or by voting in person at the Meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact UAM Funds at 1-877-826-5465.


  The Portfolios expect that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from officers or employees of Old Mutual US or its affiliates, who will not receive any compensation therefore from the Portfolios. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by C.S. McKee, L.P. or Old Mutual US, not the Portfolios.

  All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card and any other matter not presently known, but which may properly come before the Meeting or any adjournment thereof. The presence in person or by proxy of the holders of a majority of the outstanding shares of a Portfolio entitled to vote will constitute a quorum. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be counted as present, however they will have the effect of a vote against the proposal.

  If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, any officer entitled to preside at such Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. With respect to such adjournment, the persons named as proxies will vote in accordance with their best judgment at that time. A shareholder vote may be taken on the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Required Vote

  The approval of each proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the applicable Portfolio. Under the Investment Company Act of 1940 (the "1940 Act"), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

PROPOSALS 1 AND 2--APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS
-------------------------------------------------------------------------------

Introduction

  On September 26, 2000, United Asset Management Corporation ("UAM") formerly the parent company of C.S. McKee & Co., Inc. ("McKee"), was acquired by Old Mutual plc ("Old Mutual") via a merger between OM Acquisition Corp., a wholly-owned subsidiary of Old Mutual and UAM. UAM subsequently changed its name to Old Mutual US. Old Mutual US's address is One International Place, Boston, Massachusetts 02110. In connection with these transactions, new investment advisory contracts (each an "Advisory Contract" and collectively, the "Advisory Contracts") were approved by shareholders of the McKee Small Cap Equity Portfolio and McKee International Equity Portfolio on October 27, 2000. The Advisory Contracts were last approved by the Board on November 14, 2001.

  Following the acquisition of UAM, certain officers of McKee proposed to acquire McKee's investment advisory business from Old Mutual US. In order for such officers to acquire the investment advisory business, in December, 2001, they formed C.S. McKee, L.P., a Pennsylvania limited partnership ("New Company"), located at One Gateway Center, Pittsburgh, PA 15222. On January 10, 2002, New Company then purchased the investment advisory business (the "McKee Transaction"). Until that date, McKee, a wholly-owned subsidiary of Old Mutual US, a Delaware corporation, was the adviser to the Portfolios. McKee had served as investment adviser to the McKee Small Cap Equity Portfolio since it commenced operations on November 4, 1997 and to the McKee International Equity Portfolio since it commenced operations on May 26, 1994. Although the investment adviser of the Portfolio has changed, the persons responsible for the day to day management of the Portfolios remain unchanged.

  Under the 1940 Act, the McKee Transaction constituted an "assignment," as that term is defined in the 1940 Act, of each Portfolio's Advisory Contract. As required by the 1940 Act, each Portfolio's Advisory Contract automatically terminated in the event of its assignment. In anticipation of the McKee Transaction, the Board approved on June 29, 2001 interim investment advisory agreements to allow New Company to continue to serve as investment adviser to the Portfolios (each an "Interim Agreement" and collectively, the "Interim Agreements") after consummation of the McKee Transaction. New Company currently serves as adviser to the Portfolios pursuant to the Interim Agreements. Compensation earned by New Company between the termination of the Advisory Contracts and shareholder approval of the proposed investment advisory agreements is held in interest bearing escrow accounts for a period of up to 150 days from the termination of the Advisory Contracts.

  The Board has also approved new advisory agreements (each a "New Agreement" and collectively, the "New Agreements") between UAM Funds on behalf of each Portfolio and New Company. If shareholders of a particular Portfolio approve the New Agreement, the amount held in the escrow account for that Portfolio, plus interest, will be paid to New Company. If shareholders of a particular Portfolio do not approve a proposed New Agreement, New Company will be paid the lesser of the costs incurred in performing its services under the particular Interim Agreement or the total amount in the escrow account for that Portfolio, plus interest earned for the agreement(s) that are not approved. In addition, the Board will take such further action as it deems to be in the best interests of shareholders of the Portfolio whose New Agreement was not approved.

  A form of the New Agreements for the McKee Small Cap Equity Portfolio and McKee International Equity Portfolio is attached to this Proxy Statement as Exhibit A. Except for the time periods covered by the agreements, the provision relating to the duration of the agreements and the escrow provisions relating to the Interim Agreements, the New Agreements are identical in all material respects to the Portfolios' Interim Agreements and Advisory Contracts. In addition, each Portfolio's advisory fee rate is unchanged.

  With respect to duration of the New Agreements, each New Agreement provides that unless terminated as provided therein, the agreement shall continue for two years. Thereafter, each agreement shall continue in effect for successive annual periods provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of UAM Funds or (c) by vote of a majority of the outstanding voting securities of the particular Portfolio. Under each Portfolio's Advisory Contract, the Advisory Contract continued until the earlier of November 30, 2002 or the date of the first annual or special meeting of the shareholders of the Portfolio. The provisions for their continuance thereafter are identical for the New Agreements.


  Pursuant to the terms of each New Agreement, and Section 15(a)(3) of the 1940 Act, the New Agreements can be terminated at any time, without the payment of any penalty, by the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 60 days written notice to New Company. Additionally, pursuant to the terms of each New Agreement, the New Agreements can be terminated by New Company at any time, without the payment of any penalty, on 90 days written notice to UAM Funds.

Section 15(f) of the 1940 Act

  Section 15(f) of the 1940 Act provides that a manager or investment adviser (such as the investment adviser to the Portfolios) to a registered investment company, and the affiliates of such adviser (such as Old Mutual
  US), may receive any amount or benefit in connection with a sale of any interest in such manager or investment adviser which results in an assignment of investment advisory contracts if the following two conditions are satisfied: (1) for a period of three years after such assignments, at least 75% of the board of directors or trustees of the investment company cannot be "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act) of the new investment adviser or its predecessor, and (2) no "unfair burden" (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignments or any express or implied terms, conditions or understandings applicable thereto.

  Consistent with the first condition of Section 15(f), Old Mutual US, McKee and New Company have agreed in the transaction agreement that, for a period of three years after the closing of the McKee Transaction, they will not take or recommend any action that would cause more than 25% of the directors to be interested persons of the entity acting as the investment adviser to a Portfolio.

  With respect to the second condition of Section 15(f), an unfair burden on an investment company is defined in the 1940 Act to include any arrangement during the two-year period after any such transaction occurs whereby the manager or investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation of two types, either directly or indirectly. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services.

  Old Mutual US, McKee and New Company have agreed in the transaction agreement not to take or recommend any action that would constitute an unfair burden on a Portfolio within the meaning of Section 15(f).

Comparison of the Advisory Agreements and the New Agreements


  Pursuant to each Portfolio's New Agreement, New Company will continue to act as its investment adviser.

  Each Portfolio's Advisory Contract and New Agreement require the adviser to:

  .  Manage the investment and reinvestment of the Portfolio's assets;

  . Continuously review, supervise and administer the investment program of the Portfolio; and

  . Determine what portion of the Portfolio's assets will be invested in securities and what portion will consist of cash.

  The adviser is also required to render regular reports to the Portfolios' officers and Board concerning the adviser's discharge of its responsibilities.

  The Advisory Contracts and New Agreements also authorize the adviser to select the brokers or dealers that will execute the purchases and sales of securities of the Portfolios and direct the adviser to use its best efforts to obtain the best available price and most favorable execution. Subject to policies established by the Board, the adviser may also effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the adviser's overall responsibilities with respect to the applicable Portfolio.

  The Advisory Contracts and the New Agreements of the Portfolios obligate the adviser to discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies and limitations set forth in the Portfolios' prospectuses and applicable laws and regulations. Under the terms of the Advisory Contracts and the New Agreements, the adviser has agreed to render its services and to provide, at its own expense, the office space, furnishings, equipment and personnel required by it to perform the services on the terms and for the compensation provided herein.

  Each Portfolio's Advisory Contract and New Agreement provide that the adviser shall have no liabilities in connection with rendering services thereunder, other than liabilities resulting from the adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties or breach of fiduciary duty with respect to compensation of services.

Information on Investment Advisory Fees and Annual Expense Limitation

  The Portfolios currently pay New Company, and paid McKee, an annual advisory fee at the rate of 1.00% and 0.70% of the average daily net assets of the McKee Small Cap Equity Portfolio and McKee International Equity Portfolio, respectively. During the last fiscal year, the McKee Small Cap Equity Portfolio and McKee International Equity Portfolio paid McKee $155,362 and $961,618, respectively, in advisory fees.


Information on New Company

  New Company is a registered investment adviser formed by certain officers of McKee to purchase the investment advisory business from Old Mutual US, which was completed on January 10, 2002.

  C.S. McKee, LLC ("McKee, LLC"), a Pennsylvania limited liability company located at One Gateway Center, Pittsburgh, PA 15222 is the general partner of New Company. Eugene M. Natali and Gregory M. Melvin each own 50% of the membership interests in McKee, LLC. Eugene M. Natali and Gregory M. Melvin own over 95% of the limited partnership interests in New Company.


Principal Executive Officers of New Company

   Name                Title
   ----                -----
   Eugene M. Natali... President and Chief Executive Officer

   Gregory M. Melvin.. Executive Vice President and Chief Investment Officer

  The address for each of the persons listed above is c/o C.S. McKee, L.P., One Gateway Center, Pittsburgh, PA 15222.

  Since 1931, McKee and recently, its successor, New Company have provided investment management services to pension and profit-sharing plans, trusts and endowments, 401(k) and thrift plans, corporations, and other institutions and individuals.

  As of December 31, 2001, McKee had over $1.9 billion under management. New Company currently has over $1.9 billion under management, 11 investment professionals and provides investment services to over 104 accounts. No other investment companies are managed by McKee.

Recommendation of Directors
-------------------------------------------------------------------------------

  On June 29, 2001, representatives of Old Mutual US advised the Independent Directors that certain officers of McKee would be purchasing the investment advisory business of McKee from Old Mutual US. In addition, the general terms of the McKee Transaction and the perceived benefits for each Portfolio's shareholders were discussed with the Board. The Board considered the following factors to be of greatest importance with respect to the New Agreements: (i) the compensation payable under the New Agreements will be at the same rate as the compensation payable under the Advisory Contracts; (ii) the performance record of McKee; (iii) the nature and quality of services expected to be rendered by New Company; and (iv) the investment management team would remain the same following the McKee Transaction. The Independent Directors discussed the McKee Transaction with representatives of Old Mutual US and McKee. They were assisted in their review of this information by their independent legal counsel.

  On June 29, 2001, the Board, including a majority of the Independent Directors, voted to approve Interim Agreements and New Agreements with New Company for the McKee Small Cap Equity Portfolio and McKee International Equity Portfolio and to recommend approval of the New Agreements to shareholders.

 The Directors Unanimously Recommend That Shareholders of The McKee Small Cap
   Equity Portfolio Vote To Approve Proposal 1 And Shareholders of The McKee
          International Equity Portfolio Vote To Approve Proposal 2.

ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

  SEI Investments Mutual Funds Services, Inc. ("SEI") serves as the Portfolios' administrator, Funds Distributor, Inc. ("FDI") serves as the Portfolios' principal underwriter and PBHG Shareholder Services Center, Inc. ("PBHGSSC") serves as the Portfolios' shareholder servicing agent. PBHGSSC is an affiliate of Old Mutual US. SEI is located at One Freedom Valley Drive, Oaks, PA 19456, FDI is located at 60 State Street, Suite 1300, Boston, MA 02109 and PBHGSSC is located at 825 Duportail Road, Wayne, Pennsylvania 19087.

  . During their last fiscal years, the McKee Small Cap Equity Portfolio and McKee International Equity Portfolio paid to SEI and UAM Funds Services, Inc., the Portfolios' previous administrator, $67,969 and $182,256, respectively, for services rendered as administrator and/or sub-administrator;

  . During their last fiscal years, the McKee Small Cap Equity Portfolio and McKee International Equity Portfolio paid to PBHGSSC, and UAM Shareholder Services Center, Inc., PBHGSSC's predecessor, $5,800 and $25,138, respectively, for services rendered as shareholder services agent and/or sub-shareholder servicing agent;

  . During their last fiscal year, the Portfolios paid DST Systems, Inc. $17,323 and $19,655, respectively, for services rendered as transfer agent;

  . During their last fiscal years, the Portfolios paid no commissions to affiliated brokers; and

  . As of December 31, 2001 the McKee Small Cap Equity Portfolio and McKee International Equity Portfolio's net assets were $13,553,693 and $126,561,726, respectively.

  The Portfolios do not pay FDI for its services as principal underwriter to the Portfolios.

Payment of Expenses

  New Company or Old Mutual US will pay all the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations, including telephone or Internet voting.

Beneficial Ownership of Shares

  The following tables contain information about the beneficial ownership by shareholders of five percent or more of each Portfolio's outstanding shares as of January 25, 2002.

  McKee Small Cap Equity Portfolio

  ----------------------------------------------------------------------------

   Name and Address                                                Percentage of
   of Shareholder                                     # of Shares  Shares Owned
  ----------------------------------------------------------------------------
   MAC & Co.
   Mutual Fund Operations
   P.O. Box 3198
   Pittsburgh, PA 15230-3198......................... 722,275.7920     35.43%
   First Union National Bank
   FBO Lackawanna City Employee
   Retirement Fund
   1525 W Wt Harris Blvd
   Charlotte, NC 28262-8522.......................... 334,312.7970     16.40%
   Carey & Co.
   P.O. Box 1558
   Columbus, OH 43260-0002........................... 159,226.9870      7.81%
   National City Bank Customer
   UAM Armstrong County Retirement Plan
   Attn: Mutual Funds
   P.O. Box 94984
   Cleveland, OH 44101-4984.......................... 151,409.2300      7.43%
   Wilbranch & Co.
   P.O. Box 2887
   Wilson, NC 27894-2887............................. 141,430.6370      6.94%
   Wesbanco Bank Wheeling
   Agnt City of Wheeling Municipal
   Employees Retirement & Benefit Fund
   1 Bank Plaza
   Wheeling, WV 26003-3565........................... 141,203.5210      6.93%



  ----------------------------------------------------------------------------

  On January 25, 2002, the existing directors and officers of the Portfolio, together as a group, "beneficially owned" less than one percent of the Portfolio's outstanding shares. As of January 25, 2002, the Portfolio had 2,038,518.7110 shares outstanding.

  McKee International Equity Portfolio


  ----------------------------------------------------------------------------

   Name and Address                                                Percentage of
   of Shareholder                                    # of Shares   Shares Owned
  ----------------------------------------------------------------------------
   MAC & Co.
   Mutual Fund Operations
   P.O. Box 3198
   Pittsburgh, PA 15230-3198....................... 2,090,817.0270     13.65%
   Saxon & Co.
   FBO Westmoreland County Employees
   Retirement Fund
   P.O. Box 7780
   Philadelphia, PA 19182-0001..................... 2,030,625.5720     13.26%
   Fulvest & Co.
   FBO Lancaster County ERA
   P.O. Box 3215
   Lancaster, PA 17604-3215........................ 1,722,347.0120     11.24%
   Allfirst Trust Co. NA
   FBO County of Dauphin
   P.O. Box 1596
   Baltimore, MD 21203-1596........................ 1,430,470.7930      9.34%
   MAC & Co.
   P.O. Box 3198
   Pittsburgh, PA 15230-3198....................... 1,115,158.3770      7.28%
   Saxon & Co.
   FBO Cumberland County
   County Employee Retirement Cust
   P.O. Box 7780-1888
   Philadelphia, PA 19182-0001.....................  840,821.5550       5.49%
   Saxon & Co.
   FBO Butler City Retirement
   P.O. Box 7780-1888
   Philadelphia, PA 5230-3198......................  830,603.2240       5.42%
   Reho & Company
   PA Funds
   P.O. Box 1377
   Buffalo, NY 14240-1377..........................  824,570.2400       5.38%
   Merrill Lynch Pierce Fenner & Smith
   Merrill Lynch Financial Data Services
   Attn: Service Team
   4800 Dear Lake Drive East
   3rd Floor
   Jacksonville, FL 32246-6484.....................  774,523.4330       5.06%

  ----------------------------------------------------------------------------

  On January 25, 2002, the existing directors and officers of the Portfolio, together as a group, "beneficially owned" less than one percent of the Portfolio's outstanding shares. As of January 25, 2002, the Portfolio had 15,316,567.8990 shares outstanding.


  The term "beneficial ownership" is as defined under Section 13(d) of the Securities and Exchange Act of 1934. The information as to beneficial ownership is based on statements furnished to the Portfolios by the existing Directors of UAM Funds, and/or on the records of UAM Funds' transfer agent.

Annual and Semi-Annual Reports to Shareholders

  For a free copy of the Portfolios' most recent annual report (and most recent semi-annual report succeeding the annual report, if any) shareholders of the Portfolios may call 1-877-826-5465 or write to UAM Funds at P.O. Box 219081, Kansas City, MO 64121.


Other Business

  The Board does not intend to present any other business at the Meeting. If any other matter may properly come before the Meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters. No annual or other special meeting is currently scheduled for the Portfolios. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the Proxy Statement or presentation of the proposal at the Meeting since inclusion and presentation are subject to compliance with certain federal regulations.

   The Directors, Including the Independent Directors, Recommend Approval of Proposals 1 and 2. Any Unmarked Proxies Without Instructions to the Contrary
        will be Voted in Favor of Approval of the Applicable Proposal.

                 EXHIBIT A--NEW INVESTMENT ADVISORY AGREEMENT

                         INVESTMENT ADVISORY AGREEMENT

                                UAM FUNDS, INC.
                      [MCKEE SMALL CAP EQUITY PORTFOLIO/
                     MCKEE INTERNATIONAL EQUITY PORTFOLIO]

AGREEMENT made this    day of      , 2002 by and between UAM Funds, Inc., a
Maryland corporation ("UAM Funds"), on behalf of the [McKee Small Cap Equity Portfolio/McKee International Equity Portfolio] and C.S. McKee, L.P., a Pennsylvania limited partnership (the "Adviser").

  1. Duties of Adviser. UAM Funds hereby appoints the Adviser to act as investment adviser to UAM Funds' [McKee Small Cap Equity Portfolio/McKee International Equity Portfolio] (the "Portfolio") for the period and on such terms as set forth in this Agreement. UAM Funds employs the Adviser to manage the investment and reinvestment of the assets of the Portfolio, to continuously review, supervise and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold and the portion of the Portfolio's assets to be held uninvested, to provide UAM Funds with records concerning the Adviser's activities which UAM Funds is required to maintain, and to render regular reports to UAM Funds' officers and Board of Directors concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Directors of UAM Funds, and in compliance with the objectives, policies and limitations set forth in the Portfolio's prospectus and applicable laws and regulations. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

  2. Portfolio Transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities of the Portfolio and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. Subject to policies established by the Board of Directors of UAM Funds, the Adviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to UAM Funds. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Adviser will promptly communicate to the officers and Directors of UAM Funds such information relating to portfolio transactions as they may reasonably request.

  3. Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Section 1 of this Agreement, UAM Funds shall pay to the Adviser in monthly installments, an advisory fee calculated by applying the following annual percentage rate to the Portfolio's average daily net assets for the month: [1.00% for the McKee Small Cap Equity Portfolio/0.70% for the McKee International Equity Portfolio.]

      In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current fiscal month as a percentage of the total number of days in such month.

  4. Other Services. At the request of UAM Funds, the Adviser in its discretion may make available to UAM Funds office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to UAM Funds at the Adviser's cost.

  5. Reports. UAM Funds and the Adviser agree to furnish to each other current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

  6. Status of Adviser. The services of the Adviser to UAM Funds are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to UAM Funds are not impaired thereby.

  7. Liability of Adviser. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940, as amended ("1940 Act")), the Adviser shall not be subject to any liability whatsoever to UAM Funds, or to any shareholder of UAM Funds, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Portfolio.

  8. Permissible Interests. Subject to and in accordance with the Articles of Incorporation of UAM Funds and the limited partnership agreement of the Adviser, directors, officers, agents and shareholders of UAM Funds are or may be interested in the Adviser (or any successor thereof) as partners, officers, agents, shareholders or otherwise; partners, officers, agents and shareholders of the Adviser are or may be interested in UAM Funds as directors, officers, agents, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in UAM Funds as a shareholder or otherwise; and the effect of any such interrelationships shall be governed by said Articles of Incorporation of UAM Funds or the limited partnership agreement of the Adviser and the provisions of the 1940 Act.

  9. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue with respect to UAM Funds for two years. Thereafter, if not terminated, this Agreement shall automatically continue in effect for successive annual periods provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of UAM Funds who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of UAM Funds or (c) by vote of a majority of the outstanding voting securities of the Portfolio; provided however, that if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and rules thereunder. This Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of UAM Funds or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to UAM Funds. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

      As used in this Section 9, the terms "assignment," "interested persons," and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section

     2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

  10. Amendment of Agreement. This Agreement may be amended by mutual consent, but the consent of UAM Funds must be approved (a) by vote of a majority of those members of the Board of Directors of UAM Funds who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) for changes or amendments requiring shareholder approval pursuant to the 1940 Act or other applicable law, by vote of a majority of the outstanding voting securities of the Portfolio.

  11. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not he affected thereby.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be
executed as of this    day of       , 2001.

C.S. MCKEE, L.P.                        UAM FUNDS, INC.



By _________________________________    By ____________________________________
  Name:                                    Name:
  Title:                                   Title:

UAM Funds, Inc.
One Freedom Valley Drive
Oaks, Pennsylvania  19456

                                UAM FUNDS, INC.
                       MCKEE SMALL CAP EQUITY PORTFOLIO
                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                     MEETING OF SHAREHOLDERS TO BE HELD ON
                                March 22, 2002


The undersigned hereby appoints Stephanie Cavanagh and Sherry Kajdan Vetterlein and each of them, as attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned, all shares of the McKee Small Cap Equity Portfolio (the "Portfolio"), which the undersigned is entitled to vote at a meeting of Shareholders of the Portfolio to be held at the offices of UAM Funds Inc.'s Administrator, SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456-1100 on March 22, 2002, at 10:00 a.m. Eastern time and any adjournment thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. If no block is marked, this proxy shall be voted "For" the proposal. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the Meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

To vote by mail, sign below exactly as your name appears above and return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

This proxy will be voted as specified below with respect to the action to be taken on the following proposal. If no block is marked, this proxy will be voted IN FAVOR of the proposal. Please mark your vote below in blue or black ink. Do not use red ink.

THE BOARD OF DIRECTORS OF UAM FUNDS, INC. RECOMMENDS A VOTE "FOR" THE PROPOSAL.

______________________

-----------------------------------------------------------------------------------------------------
Vote On Proposal                                                 For        Against        Abstain
-----------------------------------------------------------------------------------------------------
To approve an Investment Advisory Agreement between the          [_]          [_]            [_]
UAM Funds, Inc., on behalf of the McKee Small Cap Equity
Portfolio, and C.S. McKee, L.P.
-----------------------------------------------------------------------------------------------------

EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

Note: Please sign exactly as your name appears in this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

---------------------------------------------------------------------------------------------------------------------
      Signature [PLEASE SIGN WITHIN BOX]            Date              Signature (Joint Owners)               Date
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------

UAM Funds, Inc.
One Freedom Valley Drive
Oaks, Pennsylvania  19456

                                UAM FUNDS, INC.
                     MCKEE INTERNATIONAL EQUITY PORTFOLIO
                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                     MEETING OF SHAREHOLDERS TO BE HELD ON
                                March 22, 2002


The undersigned hereby appoints Stephanie Cavanagh and Sherry Kajdan Vetterlein and each of them, as attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned, all shares of the McKee International Equity Portfolio (the "Portfolio"), which the undersigned is entitled to vote at a meeting of Shareholders of the Portfolio to be held at the offices of UAM Funds Inc.'s Administrator, SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456-1100 on March 22, 2002, at 10:00 a.m. Eastern time and any adjournment thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. If no block is marked, this proxy shall be voted "For" the proposal. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the Meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

To vote by mail, sign below exactly as your name appears above and return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

This proxy will be voted as specified below with respect to the action to be taken on the following proposal. If no block is marked, this proxy will be voted IN FAVOR of the proposal. Please mark your vote below in blue or black ink. Do not use red ink.

THE BOARD OF DIRECTORS OF UAM FUNDS, INC. RECOMMENDS A VOTE "FOR" THE PROPOSAL.



-----------------------------------------------------------------------------------------------------
Vote On Proposal                                                 For        Against        Abstain
-----------------------------------------------------------------------------------------------------
To approve an Investment Advisory Agreement between UAM          [_]          [_]            [_]
Funds, Inc., on behalf of the McKee International Equity
Portfolio, and C.S. McKee, L.P.
-----------------------------------------------------------------------------------------------------

EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

Note: Please sign exactly as your name appears in this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

---------------------------------------------------------------------------------------------------------------------
      Signature [PLEASE SIGN WITHIN BOX]            Date              Signature (Joint Owners)               Date
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------


                                      -4-